Exhibit 23.1




             CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-87756, 33-44612, 333-18759, 333-49095, 333-95763, 333-58612 and 333-
81456) of Competitive Technologies, Inc. of our report dated October 28, 2002 relating to the consolidated financial statements, which appears in this Form 10-K.




/s/ PricewaterhouseCoopers LLP
Stamford, Connecticut
October 29, 2002




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